Supplemental Disclosure
Annaly Capital Management, Inc. (“Annaly”) purchases whole loans through Onslow Bay Financial LLC (“Onslow Bay”), a wholly owned subsidiary. Onslow Bay’s whole loan portfolio has grown to approximately $1.3 billion including both settled and pipeline loans.

Settled + Whole Loan Pipeline Loans (1)
As of:	(dollars in millions)
June 30, 2018	$1,288
March 31, 2018	1,089
December 31, 2017	1,021
September 30, 2017	801
June 30, 2017	614
March 31, 2017	563
December 31, 2016	272
(1) Excludes consolidated securitizations.

The following table summarizes the three securitizations Onslow Bay has completed.

	OBX 2015-1	OBX 2018-1	OBX 2018-EXP1
Issue Date	December 2015	March 2018	August 2018
Collateral Type	Prime Jumbo	Seasoned Prime ARMs	Expanded Prime
Source of Collateral	Prime Jumbo	Collapse of 2 Legacy Deals + Seasoned Whole Loan Purchases	Whole Loan Purchases
Rating Agencies	S&P / DBRS	Fitch / DBRS	Fitch / KBRA
Sponsor	Onslow Bay Financial LLC	Onslow Bay Financial LLC	Onslow Bay Financial LLC
R&W Framework	D120 Automatic Review	Delinquency Trigger Review	Delinquency Trigger Review
Risk Retention	Pre Risk Retention	Vertical	Horizontal
Original Attachment to "AAA"	8.55%	8.80%	12.65%
Closing Pool Balance	$231,181,631	$326,553,472	$383,451,234
Pool Factor (7/25 Remittance)	0.43	0.90	1.00
Average Loan Size	$767,014	$354,949	$664,560
Number of Loans	307	920	577
WA Gross Coupon (%)	3.39	4.32	4.87
WA Orig CLTV	69	42(1)	67
WA Original FICO	768	749	751
WA DTI	33	N/A	35
ARM %	100%	98%	50%
IO%	—%	4%	6%
Full Doc %	100%	N/A	68%
WA Margin	2.25%	2.88%	3.12%
WALA	8	124	17
Top State	CA 49%	CA 43%	CA 64%
Prime Jumbo	100%	—%	16.40%
Expanded Prime	—%	—%	64.50%
Agency/AUS Investor	—%	—%	15.60%
DSCR Investor	—%	11.80%	3.50%
Seasoned Loans	—%	82.20%(2)	—%
3M VPR(3)	17.90%	25.20%	N/A
6M VPR(3)	14.20%	N/A	N/A
12M VPR(3)	19.30%	N/A	N/A
60+ Delinquencies(3)	—%	.74%(4)	N/A
Cumulative Losses(3)	—%	—%	—%
(1) Represents updated CLTV.
(2) Seasoned collateral consists of loans >24 WALA not underwritten to a DSCR.
(3) VPRs, 60+ Delinquencies and Cumulative Losses as of the August 2018 remittance report.
(4) 60+ delinquencies of loans sourced out of the Onslow Bay portfolio (excluding loans from collapse of legacy securitizations) are .13%.

The table below reflects the performance of Onslow Bay’s OBX 2015-1 and OBX 2018-1 securitizations.

	OBX 2015-1 Performance					OBX 2018-1 Performance(1)
	Collateral Factor	3M VPR	Super Senior Credit Enhancement	D60+ (% of Curr., MBA)	Cumulative Loss (0.0%)	Collateral Factor	3M VPR	Super Senior Credit Enhancement	D60+ (% of Curr., MBA)	D60+ (Wells Serviced)	D60+ (SLS Serviced)	Cumulative Loss (0.0%)
8/25/2018	0.48	17.90	24.48	—	—	0.88	25.20	11.25	0.74	0.57	0.17	—
7/25/2018	0.50	9.95	24.48	—	—	0.90	25.32	11.06	1.01	0.84	0.17	—
6/25/2018	0.51	13.00	24.09	—	—	0.93	22.52	10.77	0.43	0.43	—	—
5/25/2018	0.51	10.25	23.80	—	—	0.95	21.99	10.56	0.42	0.42	—	—
4/25/2018	0.52	17.36	23.80	—	—	0.98	22.12	10.37	0.13	0.13	—	—
3/25/2018	0.53	17.07	22.96	—	—	1.00	—	10.00	—	—	—	—
2/25/2018	0.53	18.71	22.65	—	—
1/25/2018	0.54	20.00	22.18	—	—
12/25/2017	0.56	21.48	21.87	—	—
11/25/2017	0.56	29.31	21.81	—	—
10/25/2017	0.58	28.73	21.14	1.20	—
9/25/2017	0.59	24.05	20.82	—	—
8/25/2017	0.62	16.15	20.23	—	—
7/25/2017	0.63	12.14	19.90	—	—
6/25/2017	0.64	12.06	19.72	—	—
5/25/2017	0.65	11.73	19.69	—	—
4/25/2017	0.66	11.03	19.61	—	—
3/25/2017	0.66	22.35	19.29	—	—
2/25/2017	0.67	26.31	19.23	—	—
1/25/2017	0.68	28.81	18.76	—	—
12/25/2016	0.71	21.43	18.53	—	—
11/25/2016	0.73	22.12	18.35	—	—
10/25/2016	0.75	26.25	17.99	—	—
9/25/2016	0.76	28.83	17.97	—	—
8/25/2016	0.78	27.55	17.38	—	—
7/25/2016	0.81	28.22	17.12	—	—
6/25/2016	0.83	30.31	16.92	—	—
5/25/2016	0.85	31.81	16.57	—	—
4/25/2016	0.88	27.72	16.13	—	—
3/25/2016	0.92	19.58	15.72	—	—
2/25/2016	0.94	19.43	15.43	—	—
1/25/2016	0.96	17.93	15.24	—	—
12/25/2015	0.97	27.29	15.17	—	—
11/1/2015	1.00	—	15.00	—	—
Note: As of August 2018 Remittance Period.
(1)     OBX 2018-1 D60+ (Wells Serviced) are loans obtained through the collapse of BSARM 05-5 and BSARM 05-2. OBX 2018-1 D60+ (SLS Serviced) are Onslow Bay purchased loans that were not previously securitized.

The following table summarizes Onslow Bay’s whole loan portfolio performance as of June 30, 2018.

		Loan Status - MBA Method(1)
Product	Acquisition Year	Paid Down	Current	30 DQ	60 DQ	90 DQ+	FC	REO	Mod %(2)	Liquidations $	Losses to Date $
Agency Eligible	2017	10.30%	89.00%	—%	0.70%	—%	—%	—%	—%	—%	—%
	2018	1.60%	98.40%	—%	—%	—%	—%	—%	—%	—%	—%
Jumbo Prime	2015	37.50%	62.30%	0.20%	—%	—%	—%	—%	—%	—%	—%
	2016	29.80%	70.20%	—%	—%	—%	—%	—%	—%	—%	—%
	2017	25.00%	74.20%	0.60%	—%	0.20%	—%	—%	—%	—%	—%
	2018	No Acquisitions
Expanded Prime	2016	49.60%	49.20%	1.20%	—%	—%	—%	—%	—%	—%	—%
	2017	26.90%	71.50%	1.20%	0.20%	0.20%	—%	—%	—%	—%	—%
	2018	4.60%	94.30%	1.10%	—%	—%	—%	—%	—%	—%	—%

Portfolio Description	GWAC	1M VPR	3M VPR	6M VPR	12M VPR	Lifetime VPR
Agency Eligible	4.70	9.11	14.07	14.34	13.78	13.78
DSCR Investor	5.48	47.43	28.43	19.18	16.05	16.05
Expanded Prime	5.02	21.84	22.72	24.41	24.74	26.75
Prime Jumbo	3.68	2.62	9.03	14.08	14.41	16.65
Note: As of June 30 2018, Onslow Bay has purchased approximately $1.7 billion of residential whole loans since the third quarter of 2016, following Annaly's acquisition of Hatteras Financial Corp. in the third quarter of 2016.

(1) Transition Matrix reflects performance as of June 30, 2018. Transition Matrix does not include whole loans purchased through “Legacy” call rights.
(2) Excludes temporary modifications due to natural disasters.